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                                                                    EXHIBIT 23.1

                           [CROWE CHIZEK LETTERHEAD]

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement of Commercial National Financial Corporation on Form S-8, of our report dated February 6, 1998 on the consolidated financial statements of Commercial National Financial Corporation, which report is included in the 1997 Annual Report on Form 10-K of Commercial National Financial Corporation.





                                             /s/ Crowe, Chizek and Company LLP
                                                 Crowe, Chizek and Company LLP


South Bend, Indiana
December 4, 1998
























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